UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

URANIUM RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

URANIUM RESOURCES, INC.
6950 S. POTOMAC STREET, SUITE 300

CENTENNIAL, COLORADO 80112

www.uraniumresources.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON            , 2017

To the Stockholders of URANIUM RESOURCES, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Uranium Resources, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices located at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112 on            , 2017 at 9:00 a.m., local time, for the following purposes:

1.

To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock to Esousa Holdings LLC;

2.

To approve an amendment to the Uranium Resources, Inc. 2013 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by one million shares, and to re-approve the material terms of the performance goals under such plan; and

3.

To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote FOR the above proposals.

The Board of Directors has fixed the close of business on Wednesday, December 14, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to be present at the Special Meeting, we urge you to submit your proxy as soon as possible so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the internet, as further described on the proxy card. Please do not return the enclosed paper ballot if you are voting over the internet or by telephone. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the Special Meeting. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to provide voting instructions for your shares.

By Order of the Board of Directors

John W. Lawrence, Secretary

Centennial, Colorado
               , 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON            , 2017:

This proxy statement and the proxy card are available at http://www.uraniumresources.com/investors.

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

URANIUM RESOURCES, INC.
6950 S. POTOMAC STREET, SUITE 300

CENTENNIAL, COLORADO 80112

www.uraniumresources.com

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON              , 2017

This proxy statement and the enclosed proxy card is furnished to stockholders of Uranium Resources, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at the Company’s offices located at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112 on                , 2017 at 9:00 a.m., local time, and any postponement or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Company is making this proxy statement and the accompanying proxy first available on or about               , 2016.

Purpose of the Special Meeting

The Special Meeting is being called to consider the following matters:

•

Proposal 1 — To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of our common stock to Esousa Holdings LLC (“Esousa”);

•

Proposal 2 — To approve an amendment to the Uranium Resources, Inc. 2013 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by one million shares, and to re-approve the material terms of the performance goals under such plan; and

•

To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date and Outstanding Shares

The record date for the Special Meeting is Wednesday, December 14, 2016 (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to notice of, to attend and to vote at the Special Meeting. At the close of business on the Record Date, there were 15,660,918 shares of common stock outstanding and entitled to vote at the Special Meeting.

Voting

Each holder of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date.

If you are a holder of record of common stock, you can vote in any one of the following ways:

•

by signing and returning the proxy card in the enclosed postage pre-paid addressed envelope;

•

on the internet or by telephone by going to the link provided on the proxy card and following the instructions; or

•

by attending the Special Meeting and voting in person.

Proxies submitted by telephone or the internet are treated in the same manner as if the stockholder had signed, dated and returned the proxy card by mail. Therefore, stockholders of record electing to vote by telephone or the internet should not return their proxy cards by mail.

If you hold your shares in “street name” through a broker, bank or nominee (an “Intermediary”), you can vote in any of the following ways:

•

by instructing your Intermediary to vote your shares following the directions provided by such Intermediary, which may include providing voting instructions over the internet, by telephone or by mailing a voting instruction card; or

•

by attending the Special Meeting and voting in person, but only if you obtain a legal proxy from the Intermediary that holds your shares giving you the right to vote the shares.

If you do not provide voting instructions to the Intermediary that holds your shares, the Intermediary will not have the authority to vote your unvoted shares on either of the proposals, even if it does not receive any instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire. If the Intermediary that holds your shares cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your Intermediary chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

Voting of Proxies

Shares of common stock represented by properly executed proxies received before the Special Meeting will be voted at the Special Meeting in the manner specified on the proxies. Physical proxies that are properly executed and timely submitted but which do not contain specific voting instructions will be voted “FOR” each of the proposals presented at the Special Meeting.

Your vote is important. Accordingly, if you are a holder of common stock, please submit your proxy by telephone, through the internet or by mail, whether or not you plan to attend the Special Meeting in person. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Standard Time on                , 2017. Proxies submitted by mail must be received by               , 2017. If your shares of common stock are held by an Intermediary, please provide a proxy from such Intermediary or direct the Intermediary how to vote your shares.

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting.

Revocation of Proxies

You may revoke your proxy and/or change your vote at any time before your shares are voted at the Special Meeting.

If you are a holder of record of common stock, you can revoke your proxy and/or change your vote by:

•

sending a written notice stating that you revoke your proxy to the Company at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, Attn: Secretary, as long as the notice bears a date subsequent to the date of the proxy and is received no later than two business days prior to the Special Meeting;

•

submitting a valid, later-dated proxy by mail, telephone or through the internet that is received prior to the Special Meeting; or

•

attending the Special Meeting and voting by ballot in person. Your attendance at the Special Meeting will not, by itself, revoke any proxy that you have previously given. You must notify a representative of the Company at the Special Meeting of your desire to revoke your proxy and vote in person.

For shares you hold beneficially in “street name” through an Intermediary, you may change your vote by submitting new voting instructions to your Intermediary or, if you have obtained a legal proxy from your Intermediary giving you the right to vote your shares, by attending the Special Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Voting in Person

Stockholders of the Company may vote in person at the Special Meeting even if they already have provided their proxy in the manner described in this proxy statement and in the accompanying proxy card. Such stockholders must notify a representative of the Company at the Special Meeting of their desire to revoke their proxy and vote in person. Please note that shares of common stock may only be voted by the record owner of such shares, so stockholders whose shares are held in the name of an Intermediary and who wish to vote those shares in person at the Special Meeting must obtain a valid proxy from the Intermediary in order to vote the shares in person at the Special Meeting.

Votes Required

Assuming the presence of a quorum, to be approved, each proposal requires the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, on the proposal at the Special Meeting. Abstentions and broker non-votes will not be treated as votes cast on the proposals and thus will have no effect on the outcome of the proposals.

Shares will be voted on each proposal as instructed in the accompanying proxy. However, if no instructions are given on a validly signed and returned proxy (other than with respect of “broker non-votes”), the shares will be voted in accordance with the Board’s recommendations as follows: (i) “FOR” the approval to issue shares of common stock to Esousa, and (ii) “FOR” approval of the amendment to the 2013 Omnibus Incentive Plan and re-approval of the material terms of the performance goals under such plan.

Recommendation of the Board Regarding the Proposals

The Board has approved each of the proposals and unanimously recommends that stockholders vote “FOR” Proposal 1 (proposal to approve the issuance of common stock to Esousa) and “FOR” Proposal 2 (proposal to amend the 2013 Omnibus Incentive Plan and re-approve the performance goals). Your proxy will be so voted, unless you specify otherwise.

Vote Tabulation

The Company will appoint one or more inspectors of election to conduct the voting at the Special Meeting. Prior to the Special Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each share, determine the shares represented at the Special Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast for, against or abstaining. If you are a stockholder of record, your signed proxy card is returned directly to our transfer agent for tabulation. If you hold your shares in “street name”

through an Intermediary, your Intermediary will return one proxy card to our transfer agent (or vote its shares as otherwise permitted) on behalf of its clients.  If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone or through the internet using each personal identification number you are provided on each proxy card, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent.

Quorum; Abstentions and Broker Non-Votes

In order to carry on the business of the Special Meeting, we must have a quorum. The presence, in person or by proxy, of the holders of one-third of the shares of common stock outstanding and entitled to vote on the Record Date is necessary to establish a quorum. Abstentions and broker non-votes will be considered as present at the Special Meeting for purposes of establishing a quorum.

Costs of Solicitation

The accompanying proxy is being solicited on behalf of the Board. All expenses for soliciting proxies for the Special Meeting, including the expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail and facsimile by directors, officers and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. We may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. We will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service. We have engaged Regan & Associates, Inc. to assist us with the solicitation of proxies for the Special Meeting. We expect to pay Regan & Associates, Inc. approximately $30,000 for their services.

No Dissenters or Appraisal Rights

Under the General Corporation Law of the State of Delaware, our Restated Certificate of Incorporation (as amended) and our Amended and Restated Bylaws, the holders of common stock will not be entitled to dissenter’s rights or appraisal rights in connection with the proposals.

Interest of Certain Persons in Matters to be Acted Upon

Except as otherwise disclosed herein, no person who has served as a director or executive officer of the Company since the beginning of the last fiscal year, nor any associate of such person, has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Special Meeting that is not shared pro rata by all other stockholders.

Future Stockholder Communication

You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the internet. To consent to electronic delivery, vote your shares using the internet. At the end of the internet voting procedure, the on-screen internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.  Once you consent to electronic delivery, you must vote your shares using the internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Other Business

The Board is not aware of any matter, other than the matters described in this proxy statement, to be presented for action at the Special Meeting. However, if any other business properly comes before the Special Meeting, the person or persons named in the enclosed form of proxy will vote the proxy in accordance with his, her or their best judgment on such matters.

PROPOSAL 1

APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ESOUSA

We are asking our stockholders to approve the issuance of up to 12 million shares of our common stock to Esousa pursuant to, and upon the terms and subject to the conditions set forth in, the Master Exchange Agreement, dated December 5, 2016, between the Company and Esousa, as amended by Amendment No. 1 thereto dated December 14, 2016 (as amended, the “Exchange Agreement”). The Exchange Agreement provides that we may issue up to 2,826,983 shares to Esousa, which is equal to 19.9% of our common stock outstanding as of the execution of the Exchange Agreement, but that we may not issue additional shares unless we have obtained either (i) stockholder approval of the issuance of more than such number of shares pursuant to Nasdaq Marketplace Rule 5635(d) or (ii) a waiver from the Nasdaq Stock Market of the Company’s compliance with Rule 5635(d).

We are seeking stockholder approval for the issuance of shares in excess of 19.9% of the total number of shares of common stock outstanding as of the date of the Exchange Agreement. If this proposal is not approved by our stockholders, the Company will not be able to issue shares to Esousa under the Exchange Agreement, and the Company anticipates it would need to seek alternative methods of repaying the promissory notes underlying the Exchange Agreement, which may include additional transactions with Esousa.

Overview of Exchange Agreement

On December 5, 2016, the Company entered into the Exchange Agreement with Esousa, and on December 14, 2016, the Company and Esousa entered into Amendment No. 1 to the Exchange Agreement. Pursuant to the Exchange Agreement, Esousa has the unilateral right to acquire shares of our common stock in exchange for one or more convertible promissory notes (the “Notes”) issued pursuant to that certain loan agreement dated November 13, 2013 by and among the Company, certain of its subsidiaries, and Resource Capital Fund V L.P. (“RCF”), which Notes evidence $8,000,000 of indebtedness of the Company. Before entry into the Exchange Agreement, Esousa acquired from RCF $2,500,000 in principal amount of Notes, plus accrued but unpaid interest, that had been previously issued by the Company to RCF. Esousa also agreed to purchase an additional $5,500,000 in principal amount of Notes, plus accrued but unpaid interest, prior to the second pricing period discussed below.

The Exchange Agreement provides for two pricing periods, the first of which commenced on December 5, 2016 and the second of which will commence following (i) the effectiveness of a registration statement relating to the shares issued pursuant to the Exchange Agreement, and (ii) stockholder approval for the issuance of 20% or more of our outstanding common stock to Esousa pursuant to the Exchange Agreement, as required by Nasdaq Listing Rule 5635(d). Each pricing period will end 75 days after commencement, unless earlier terminated by Esousa. If our stockholders do not approve this Proposal 1, the second pricing period will not occur.

During each pricing period, Esousa will have the unilateral right to exchange the Notes for shares of our common stock or pre-funded warrants to purchase our common stock, as described below. The number of shares to be issued upon each exchange will be equal to the principal and accrued but unpaid interest due on the Notes divided by an exchange price per share equal to the greater of (i) 77% of the volume-average weighted price of our common stock during the pricing period, and (ii) $0.30 per share (the “Exchange Price”). To the extent the average Exchange Price for all of the shares issued during a pricing period varies from the Exchange Price for that entire pricing period, one party will issue shares or pay cash to the other party in a true-up following each pricing period, with the Company issuing shares or paying cash to Esousa to the extent that the final Exchange Price for the entire pricing period is higher than the average Exchange Price for the shares issued during the pricing period, and Esousa will deliver shares or pay cash to the Company to the extent that the final Exchange Price for the entire pricing period is lower than the average Exchange Price for the shares issued during the pricing period. At the end of the second pricing period, unless the Company elects to prepay the amounts outstanding under the Notes, Esousa will exchange all of the remaining Notes for shares of our common stock or pre-funded warrants to purchase our common stock at the Exchange Price determined by the second pricing period.

Esousa does not have the right to exchange Notes for shares of our common stock to the extent that the Exchange Price is less than $0.60 per share, although such limitation does not apply to the true-up issuances following the end of each pricing period. Esousa also does not have the right to exchange Notes for shares of our common stock to the extent that following such exchange Esousa would beneficially own in excess of 9.9% of our common stock, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Maximum Percentage”). In the event that the exchange of Notes into shares of our common stock would result in Esousa beneficially owning shares of our common stock in excess of the Maximum Percentage, the Company will issue pre-funded warrants to Esousa to purchase shares of our common stock at a purchase price of $0.01 per share, with the number of such pre-funded warrants to be determined by dividing (a) the principal and accrued but unpaid interest on the Note being exchanged, by (b) the Exchange Price minus $0.01, rounded up to the nearest whole pre-funded warrant in the event of a fraction. In addition, under no circumstances may the aggregate number of shares of common stock issued to Esousa in connection with the exchange of the Notes at any time exceed 2,826,983 shares, which is equal to 19.9% of the total number of shares of our common stock outstanding as of the date of the Exchange Agreement, unless we have obtained either (i) stockholder approval of the issuance of more than such number of shares pursuant to Nasdaq Marketplace Rule 5635(d) or (ii) a waiver from the Nasdaq Stock Market of the Company’s compliance with Rule 5635(d).

The shares issued under the Exchange Agreement have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. Pursuant to the Exchange Agreement, the Company also agreed to file a registration statement to register the sale of shares acquired or acquirable by Esousa pursuant to the Exchange Agreement.

The Exchange Agreement contains customary representations, warranties and covenants by the parties. Among other covenants, the Company may not issue certain equity securities until after the end of the final pricing period. In addition, the Company has agreed to indemnify Esousa and its affiliates for material misstatements or breaches of its obligations under the Exchange Agreement. The Company also agreed to reimburse Esousa for up to $87,500 of legal fees, costs and expenses.

A copy of the Exchange Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2016, and a copy of Amendment No. 1 to the Exchange Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2016.

Stockholder Approval Requirement

As noted above, the Exchange Agreement provides that the number of shares to be issued to Esousa is initially limited to 19.9% of the total number of shares of common stock outstanding as of the date of the Exchange Agreement until such time as the stockholders of the Company approve the issuance of additional shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Special Meeting.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

We are seeking stockholder approval for the issuance of up to 12 million shares of our common stock to Esousa. We will seek additional stockholder approval before issuing shares in excess of 12 million shares.

If our stockholders do not approve this proposal, the Company will need to find alternative means of refinancing or extending the Notes, and the Company may not be successful in such efforts. If the Company is unable to refinance or extend the Notes, the Company may default on the Notes, which would materially adversely affect the Company and could result in severe curtailment of the Company’s activities and the insolvency of the Company.

Our stockholders are not entitled to dissenters’ rights with respect to this proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The price of uranium has declined significantly over the last several years, to prices not seen by the industry since 2006. Like many uranium companies, we have faced a declining market capitalization and difficulty in raising capital.

After considering various alternative transactions, including potential capital raises and extensions of or refinancing the Notes, the Board of Directors determined that the Exchange Agreement with Esousa is in the best interests of the Company and its stockholders because it permits the Company to issue equity in exchange for the $8,000,000 due under the Notes. The Notes were originally scheduled to mature on December 31, 2016, although RCF agreed to an extension to March 31, 2017 to facilitate the exchange.

Effect on Current Stockholders; Dilution

The Exchange Agreement does not affect the rights of the holders of outstanding common stock, but the issuance of shares to Esousa pursuant to the terms of the Exchange Agreement will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to sell to Esousa the 12 million shares for which we are seeking stockholder approval, Esousa would have acquired approximately 77% of the 15.7 million shares outstanding as of the Record Date.

As noted above, Esousa does not have the right to exchange Notes for shares of our common stock to the extent that the Exchange Price is less than $0.60 per share, although such limitation does not apply to the true-up issuances following the end of each pricing period, which true-up is subject to a $0.30 per share floor. In particular, if each exchange under the Exchange Agreement were to occur at the floor price of $0.30 per share, we anticipate that we would issue approximately 27.6 million shares, which represents approximately 176% of the 15.7 million shares outstanding as of the Record Date. However, as noted above, we are seeking stockholder approval for the issuance of only up to 12 million shares of our common stock to Esousa, and we will seek additional stockholder approval before issuing shares in excess of 12 million shares.

The availability for sale of a large amount of shares by Esousa may depress the market price of our common stock and, going forward, may impair our ability to raise additional capital through the public sale of our common stock. We do not have any arrangement with Esousa to address the possible effect on the price of our common stock of the sale by Esousa of its shares.

As noted above, the Exchange Agreement provides that the Company shall not issue, and Esousa shall not acquire, any shares of our common stock under the Exchange Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Esousa and its affiliates, would result in the beneficial ownership by Esousa and its affiliates in excess of the Maximum Percentage. This beneficial ownership limitation limits the number of shares Esousa may beneficially own at any one time to 9.9% of our outstanding common stock. Consequently, the number of shares Esousa may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our common stock increases over time. Esousa may sell some or all of the shares it acquires under the Exchange Agreement, subject to Esousa’s compliance with the Securities Act of 1933, as amended, and applicable state law. Even though Esousa’s beneficial ownership of our common stock is subject to the Maximum Percentage, Esousa may be in a position to exert influence over the Company and there is no guarantee that the interests of Esousa will align with the interests of other stockholders.

Required Vote

If a quorum is present, the number of affirmative votes cast in favor of the proposal must exceed the number of votes cast against the proposal for approval of this proposal.

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of shares of common stock to Esousa in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d).

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR 2013 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY ONE MILLION SHARES AND RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER SUCH PLAN

2013 Omnibus Incentive Plan and Amendment Overview

The Uranium Resources, Inc. 2013 Omnibus Incentive Plan (the “2013 Plan”) is the sole active plan that provides for equity incentive compensation to our eligible officers, employees and non-employee directors. The Board believes that the 2013 Plan is in the best interests of the Company and our stockholders, as equity awards help to attract, retain and motivate the directors, officers and employees of the Company to achieve long-term performance goals and enable them to participate in the long-term growth of the Company.

Stockholders originally approved the 2013 Plan at our June 4, 2013 annual meeting of stockholders, authorizing the issuance of up to 83,333 shares of our common stock, plus (y) the number of shares available for awards under our prior equity plans as of June 4, 2013, plus (z) the number of shares related to awards outstanding under our prior equity plans as of June 4, 2013 which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares. On December 6, 2016, our Board approved, subject to stockholder approval at the Special Meeting and approval by its Compensation Committee, an amendment to the 2013 Plan to authorize additional shares for issuance under the 2013 Plan, and on December 6, 2016, our Board also authorized its Compensation Committee to identify the specific number of shares that should be added to the 2013 Plan, subject to stockholder approval at the Special Meeting.  On December      , 2016, our Compensation Committee approved, subject to stockholder approval at the Special Meeting, an increase of one million shares in the number of shares available under the 2013 Plan. Our Board and its Compensation Committee believe that stock-based awards are important in recruiting and retaining highly qualified officers, employees and non-employee directors. The 2013 Plan, as proposed to be amended, will allow the Company to continue to grant stock based awards over the next several years and will continue to permit us the flexibility to determine the types and specific terms of awards made to participants. This flexibility allows us to make future awards based on our objectives of aligning compensation with stockholder value.

The following table summarizes the number of shares of common stock subject to outstanding stock-based awards under the 2013 Plan and our prior equity plans, along with the shares remaining available for issuance under the 2013 Plan, in each case as of September 30, 2016:

	Numbers of Shares	% of Common Stock Outstanding(1)
Stock options outstanding (2)	6,849	0.05%
Restricted stock units outstanding	21,667	0.17%
Restricted stock awards outstanding	926	0.01%
Shares available for grant	49,569	0.40%

(1)

Based on 12,488,022 shares outstanding as of September 30, 2016.

(2)

The weighted average exercise price of the outstanding stock options as of September 30, 2016 was approximately $177.27 per share. Excludes 104,229 replacement options issued to the former option holders of Anatolia Energy Limited upon the Company’s acquisition of Anatolia Energy on November 9, 2015.

In addition, the Board of Directors is requesting this vote in order to obtain stockholder re-approval of the material terms of the 2013 Plan for purposes of Section 162(m) of the Internal Revenue Code (the “Code”). In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer and each of our three other most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as “performance based” under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of “performance based” compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our stockholders and re-approved at least every five years thereafter. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount of compensation that can be paid to an employee under the plan. Each of these aspects of the 2013 Plan, as proposed to be amended, is discussed below, and stockholder approval of this Proposal 2 will be deemed to constitute re-approval of the material terms of the 2013 Plan, as amended, for purposes of the stockholder approval requirements of Section 162(m).

The Company does not currently anticipate awarding compensation to any of its officers in excess of $1 million per year but believes it is prudent to seek stockholder approval to permit the Company to take advantage of the “performance based” compensation exemption under Section 162(m) should the circumstances so warrant. In addition, stockholder approval of the 2013 Plan, as amended, is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2013 Plan, as amended, to qualify for the “performance based” compensation exemption under Section 162(m), and submission of the material terms of the 2013 Plan, as amended, for stockholder re-approval should not be viewed as a guarantee that we will be able to deduct all compensation under the 2013 Plan, as amended. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

Upon stockholder approval of the amendment to the 2013 Plan, it will become effective. If the stockholders do not approve the amendment to the 2013 Plan, it will not become effective, the existing 2013 Plan will continue in effect, and we may continue to grant awards under the existing 2013 Plan, subject to its terms, conditions and limitations.

Our executive officers and directors have an interest in this proposal as they would be eligible to receive awards under the amended 2013 Plan.

A copy of the proposed amendment is attached to this proxy statement as Appendix A, and a full copy of the 2013 Plan as amended is attached hereto as Appendix B. The Board recommends a vote FOR the approval of the amendment to the 2013 Plan and the re-approval of the material terms of the performance goals under the 2013 Plan.

Reasons for Approval

The price of uranium has declined significantly over the last several years, from approximately $39.60 per pound in June 2013 to approximately $18.25 per pound in November 2016, in the case of spot prices, and from approximately $57.00 per pound to approximately $33.00 per pound in the case of long-term prices. Prices at this low level have not been seen by the industry since 2006. Like many uranium companies, we have experienced a sharp decline in the value of our common stock, from $36.00 per share at the time of stockholder approval of the 2013 Plan in June 2013 to $1.21 as of December 15, 2016.

While we have made strides to better position the Company for growth and future success the past several years, including by embarking on a growth strategy in the lithium industry, we are committed to further improving the Company’s performance, and significant continued effort, focus and dedication will be necessary from our management and employees to do so. We believe it will be critical to our future success that we take steps to maintain the competitiveness of our incentive pay programs and that we continue to tightly align these incentive opportunities with the interests of our stockholders.

To achieve these critical objectives, as discussed more fully below, we are seeking additional shares for issuance under the 2013 Plan.

Retaining and Attracting Employees

Our ability to recruit, retain, reward and motivate employees and officers depends in part on our ability to offer competitive equity compensation. We believe we would be at a competitive disadvantage if we could not continue to use stock-based awards to recruit and compensate these individuals.

We have continued to face industry and economic headwinds and experienced challenges relative to our market capitalization. Given our stock price and market capitalization, delivering competitive compensation to our employees will require granting more shares as compared to our prior practice and grants made by our peer companies with higher stock values. Despite the resulting additional dilution, we believe that it is critical that we continue to retain our employees by delivering competitive levels of equity compensation.

By approving the amendment to the 2013 Plan, based on our current stock price, we anticipate we could deliver competitive equity compensation and grant stock-based awards for the next several years.

Aligning our Employees’ Interests with our Stockholders

We believe that the use of stock-based awards as part of our compensation program is important to our continued success because it fosters a pay for performance culture, which is an important element of our overall compensation program. We believe stock-based compensation motivates employees to create stockholder value because the value employees realize from stock-based compensation is directly aligned with creation of stockholder value as reflected by the share price of the Company.

As discussed above, we believe that stock-based compensation aligns the goals and objectives of our employees with the interests of our stockholders and promotes a focus on long-term value creation. This long-term alignment between our employees and the interests of our stockholders is critical as our management strives to execute on our vision and growth plans. Stock-based awards that are subject to time- or performance-based vesting are designed to help retain our management and employees during this period of development and will motivate them to attain our potential.

Given our stock price, all of our outstanding stock options are significantly underwater, meaning they have an exercise price greater than $1.21 per share. Stock option awards that are significantly underwater no longer have the same retentive or incentive capacity, making our ability to grant new stock awards at current stock prices even more important. In addition, the value of unvested restricted stock and restricted stock units has declined significantly from the time of grant.

If we do not have the flexibility to grant stock-based awards made available by the increased reserve under the amendment to the 2013 Plan, we will need to increase the cash component of our employees’ compensation in order to remain market competitive. Increasing cash compensation would increase our cash compensation expense and would divert cash that could otherwise be invested in the Company’s business.

We are requesting approval of the amendment to the 2013 Plan in order to continue to recruit and retain the key employee talent that is vital to the execution of our vision and growth plans and to continue to tightly align compensation opportunities with the creation of stockholder value.

Corporate Governance Considerations

As discussed in more detail below, our 2013 Plan includes provisions designed to serve stockholders’ interests and promote effective corporate governance, including the following:

•

No “Evergreen Provision.” The 2013 Plan specifies a fixed number of shares available for future grants and does not provide for any automatic increase based on the number of outstanding shares of our common stock.

•

No Discounted Awards. The 2013 Plan prohibits the granting of stock options and stock appreciation rights with an exercise or grant price that is less than the fair market value of our common stock on the date the award is granted.

•

No Re-pricing without Stockholder Approval. The 2013 Plan prohibits the re-pricing of stock options and stock appreciation rights, without first obtaining the approval of our stockholders.

Background for Approval of Additional Shares

As of September 30, 2016, we had 49,569 shares available for issuance of future stock-based awards under the 2013 Plan. In setting and recommending to stockholders the additional number of shares to be authorized for issuance under the 2013 Plan, as amended, the Board considered the following information:

•

The Company has not awarded significant equity over the last three years:

Fiscal Year	Options Granted	RSUs Granted	Restricted Stock Granted	Total	% of Weighted Average Number of Shares Outstanding During Year
2016	0	0	0	0	0%
2015(1)	0(2)	0	0	0	0%
2014	0	35,989	0	35,989	1.78%

(1)

Does not include unrestricted bonus shares issued under the 2013 Plan in lieu of cash bonuses in March 2015.

(2)

Excludes 104,229 replacement options issued to the former option holders of Anatolia Energy Limited upon the Company’s acquisition of Anatolia Energy on November 9, 2015.

•

If we do not increase the shares available for issuance under our 2013 Plan, based on the market price of our common stock, we would expect to exhaust the share reserve under our 2013 Plan such that there will not be enough shares for meaningful equity compensation in fiscal 2017, and we would thus lose an important compensation tool aligned with stockholder interests to attract, motivate and retain employees.

•

If approved, the issuance of the additional shares to be reserved under the 2013 Plan, as amended, would dilute the holdings of stockholders by an additional 6.0% on a fully-diluted basis, based on the 15.7 million shares of our common stock outstanding as of December 15, 2016.

In light of the factors described above, our Board of Directors believes the additional authorized shares being requested under the amendment to the 2013 Plan represents reasonable potential equity dilution and provides significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all stockholders.

The major features of the 2013 Plan, as proposed to be amended, are summarized below.

Description of the Uranium Resources, Inc. 2013 Omnibus Incentive Plan

Including the proposed amendment, the following is a general description of the material features of the 2013 Plan and its operation. A copy of the 2013 Plan is attached as Appendix B to this Proxy Statement. The description below is qualified in its entirety by the detailed provisions of the 2013 Plan, which are set forth in Appendix B, and the proposed amendment, which are set forth in Appendix A. Because participation in and the types of award to be granted under the 2013 Plan are subject to the discretion of our Compensation Committee, the benefits or amounts that will be received by any participant or group of participants are not currently determinable.

Eligibility

All of our officers, directors and employees, and the officers, directors and employees of our subsidiaries and affiliates, are eligible to receive awards under the 2013 Plan. In addition, consultants, advisers and certain other individuals whose participation in the 2013 Plan is determined to be in the best interests of the Company by the Compensation Committee may participate. Incentive share options, however, are only available to our employees. As of December 15, 2016, we estimate that approximately 36 individuals are eligible to receive awards under the 2013 Plan.

Administration of the 2013 Plan

The 2013 Plan is administered by our Compensation Committee, and our Compensation Committee determines all terms of awards under the 2013 Plan. Each member of our Compensation Committee is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Our Compensation Committee also determines who will receive awards under the 2013 Plan, the types of award and their terms and conditions and the number of shares of common stock subject to awards, if an award is equity-based. Our Compensation Committee also interprets the provisions of the 2013 Plan. During any period of time in which we do not have a Compensation Committee, the 2013 Plan will be administered by the Board of Directors or another committee appointed by the Board of Directors. References herein to our Compensation Committee include a reference to the Board of Directors or another committee appointed by the Board of Directors for those periods in which the Board of Directors or such other committee appointed by the Board of Directors is acting.

Stock Authorization

The maximum number of shares of common stock available for awards under the 2013 Plan is equal to the sum of (x) 1,083,333 shares (including the additional 1,000,000 shares subject to the amendment), plus (y) the number of shares available for awards under our prior equity plans as of June 4, 2013, plus (z) the number of shares related to awards outstanding under our prior equity plans as of June 4, 2013 which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares. In connection with stock splits, distributions, recapitalizations and certain other events, the Board of Directors will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2013 Plan and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of the 2013 Plan. However, the number of shares of common stock available for issuance under the 2013 Plan will not be increased by the number of shares of common stock (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option, (ii) deducted or delivered from payment of an award in connection with our tax withholding obligations, or (iii) purchased by us with the proceeds from option exercises.

The maximum number of shares of common stock subject to options or stock appreciation rights that can be issued under the 2013 Plan to any person is 200,000 shares in any single calendar year. The maximum number of shares that can be issued under the 2013 Plan to any person other than pursuant to an option or stock appreciation right is 200,000 shares in any single calendar year. The maximum amount that may be paid as a cash-settled performance-based award for a performance period of twelve months or less to any person eligible for an award is $400,000 and the maximum amount that may be paid as a cash-settled performance-based award for a performance period of greater than twelve months to any person eligible for an award is also $400,000.

Share Usage

Each share subject to an award, including through dividend reinvestment rights, is counted against the share issuance limit on a one-for-one basis. The number of shares subject to a stock appreciation right is also counted against the share issuance limit on a one-for-one basis, regardless of the number of shares actually issued to settle the stock appreciation right. An award that, by its terms, cannot be settled in shares of stock will not count against the share issuance limit.

No Repricing

Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or stock appreciation right or would replace any stock option or stock appreciation right with an exercise price above the current market price with cash or another security, in each case without the approval of our stockholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Internal Revenue Code).

Options

The 2013 Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code) and options that do not qualify as incentive stock options. The exercise price of each option is determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted. If we were to grant incentive stock options to any stockholder owning more than 10% of our common stock (a “10% stockholder”), the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant.

The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by our Compensation Committee.

The exercise price for any option or the purchase price for shares of restricted stock is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised or the date shares are tendered to satisfy the purchase price, of the exercise or purchase price, (iii) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

Stock Awards

The 2013 Plan also provides for the grant of stock awards, which includes restricted stock, unrestricted stock and stock units. An award of shares of common stock may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of stock, except that the Board of Directors may require any dividends to be reinvested in shares of stock. A participant who receives stock units will have no such rights. During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her shares of award stock.

Stock Appreciation Rights

The 2013 Plan authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the fair market value of shares of our common stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed 10 years from the date of grant.

Performance Based-Awards

The 2013 Plan also authorizes our Compensation Committee to grant performance-based awards. Performance-based awards are awards of options, stock appreciation rights, restricted stock, stock units, other equity-based awards or cash that are made subject to the achievement of performance goals over a performance period specified by our Compensation Committee. Our Compensation Committee determines the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to our financial performance, the participant’s performance or such other criteria as determined by our Compensation Committee.

Dividend Equivalents

Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock or a combination of the two. Our Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with an option or stock appreciation right.

Other Equity-Based Awards

Our Compensation Committee may grant other types of stock-based awards under the 2013 Plan. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. Any dividends paid on equity-based awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals are achieved. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee.

Recoupment

Award agreements for awards granted pursuant to the 2013 Plan provide for mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in the 2013 Plan, applicable award agreement, or any other agreement between us and the grantee. Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback or recoupment right we may have or to the extent any law, rule or regulation imposes mandatory recoupment.

Change in Control

If the Company experiences a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (i) except for performance-based awards, all shares of restricted stock and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; and (ii) either or both of the following actions will be taken: (a) all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the completion of the change in control, or (b) the Compensation Committee may elect, in its sole discretion to cash out all options, stock appreciation rights, restricted stock and stock units before the change in control for an amount equal to, in the case of restricted stock or stock units, the formula or fixed price per share paid to stockholders pursuant to the change in control, in the case of options or stock appreciation rights, such formula or fixed price reduced by the option price or stock appreciation right price applicable to the award. In the case of performance-based awards denominated in shares of common stock, if more than half of the performance period has lapsed, the awards will be converted into shares of restricted stock or stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into shares of restricted stock or stock units assuming target performance has been achieved.

A change in control under the 2013 Plan occurs if:

•

a person, entity or affiliated group (with certain exceptions, including for certain existing stockholders) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

•

individuals who constitute the Board of Directors cease for any reason to constitute a majority of the Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose;

•

the Company consolidates or merges with or into any other entity, or any other entity consolidates or merges with us, other than any such transaction in which the 100% of the total combined voting power of our outstanding securities remains with the holders of securities who held such voting power immediately prior to such transaction; or

•

the Company sells or disposes of all or substantially all of its assets.

Adjustments for Stock Dividends and Similar Events

The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2013 Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. The 2013 Plan is designed to permit our Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the 2013 Plan that awards qualify for this exception.

To qualify as performance-based:

(i)

the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(ii)

the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(iii)

the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders before payment is made in a separate vote; and

(iv)

the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

Under the 2013 Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total stockholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals:

(i)

net earnings or net income;

(ii)

operating earnings;

(iii)

pretax earnings;

(iv)

earnings per share;

(v)

share price, including growth measures and total stockholder return;

(vi)

earnings before interest and taxes;

(vii)

earnings before interest, taxes, depreciation and/or amortization;

(viii)

earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

•

stock-based compensation expense;

•

income from discontinued operations;

•

gain on cancellation of debt;

•

debt extinguishment and related costs;

•

restructuring, separation and/or integration charges and costs;

•

reorganization and/or recapitalization charges and costs;

•

impairment charges;

•

gain or loss related to investments;

•

sales and use tax settlement; and

•

gain on non-monetary transactions.

(ix)

sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(x)

gross or operating margins;

(xi)

return measures, including return on assets, capital, investment, equity, sales or revenue;

(xii)

cash flow, including:

•

operating cash flow;

•

free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in clause (viii) above) less capital expenditures;

•

levered free cash flow, defined as free cash flow less interest expense;

•

cash flow return on equity; and

•

cash flow return on investment;

(xiii)

productivity ratios;

(xiv)

expense targets;

(xv)

market share;

(xvi)

financial ratios as provided in credit agreements of the Company and its subsidiaries;

(xvii)

working capital targets;

(xviii)

completion of acquisitions of businesses or companies;

(xix)

completion of divestitures and asset sales;

(xx)

customer satisfaction;

(xxi)

overhead costs;

(xxii)

burn rates;

(xxiii)

resource and reserve identification and targeting;

(xxiv)

attainment of measureable objectives with respect to compliant resource statements or technical reports;

(xxv)

safety and environmental performance;

(xxvi)

completion of capital markets transactions as approved by the Board of Directors; or

(xxvii)

any combination of the foregoing business criteria.

Amendment or Termination

The Board of Directors may amend, suspend or terminate the 2013 Plan at any time; provided that no amendment, suspension or termination may adversely impair the benefits of participants with outstanding awards without the participants’ consent or violate our plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the 2013 Plan. The 2013 Plan has a term that expires ten years after stockholder approval of the plan, but it may be earlier terminated by the Board of Directors at any time.

Equity Compensation Plan Information

The following table provides information as of December 31, 2015 regarding the number of shares of the Company’s common stock that may be issued under the equity compensation plans of the Company.  Our only active equity plan is our 2013 Plan.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)
Equity compensation plans approved by security holders(1)(2)	96,594	$306.58(3)	40,648
Equity compensation plans not approved by security holders	—	—	—
Total	96,594	$306.58(3)	40,648

(1)

Includes our 2013 Plan, 2007 Restricted Stock Plan, 2004 Directors’ Plan and Restricted Stock Plan, 2004 Stock Incentive Plan and Amended and Restated 1995 Stock Incentive Plan. Our 2013 Omnibus Incentive Plan is the only equity compensation plan under which we currently issue equity awards. As of June 4, 2013, our 2013 Plan superseded our prior plans.

(2)

Upon completion of the acquisition of Anatolia Energy Limited in November 2015, the Company assumed Anatolia Energy’s stock-compensation plans.  The Company will make no further issuances or grants under the Anatolia Energy plans.  At December 31, 2015, there were 314,086 shares underlying exercisable options with a weighted-average exercise price of $14.21.

(3)

Weighted average exercise price of outstanding options only.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2013 Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2013 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Required Vote

Approval of the amendment to the 2013 Plan requires an affirmative vote of a majority of the votes cast on the proposal at the Special Meeting. Abstentions and broker non-votes will not be counted towards, and will have no effect on, the vote total for this proposal.  If no voting instructions are given, such shares will be voted “FOR” this proposal.

The Board recommends that you vote “FOR” the approval of the amendment to the Uranium Resources, Inc. 2013 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by one million shares and the re-approval of the material terms of the performance goals under such plan.

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership, as of December 14, 2016, of our common stock by (i) persons known by the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and officers as a group.

Applicable percentage ownership is based on 15,660,918 shares of common stock outstanding at December 14, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 14, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, all persons named as beneficial owners of common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address of each beneficial owner listed in the table is c/o Uranium Resources, Inc., 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
Resource Capital Fund V L.P. 1400 Sixteenth Street, Suite 200 Denver, CO 80202	894,419	(1)	5.6%
Christopher M. Jones	25,452	(2)	*
Patrick N. Burke	5,558	(2)
Marvin K. Kaiser	5,722	(2)	*
Tracy A. Stevenson	1,425	(2)	*
Jeffrey L. Vigil	7,803	(2)	*
Dean T. (Ted) Wilton	1,098	(2)	*
All executive officers and directors as a group (7 individuals)	49,636	(2)	*

* Less than one percent.

(1)

Resource Capital Fund V L.P. (“RCF”) reported that, as of December 5, 2016, each of RCF V, its general partner, Resource Capital Associates V L.P. (“Associates V”), and the general partner of Associates V, RCA V GP Ltd. (“RCA V”), may be deemed to have sole voting and dispositive power over 835,554 shares of our common stock, and (B) RCF Management L.L.C., an investment advisor to RCF, may be deemed to have sole voting and dispositive power over 58,865 shares of our common stock. The investment and voting control of RCA V is exercised by Messrs. Ryan T. Bennett, Ross R. Bhappu, Russ Cranswick, James McClements, Henderson G. Tuten and Ms. Sherri Croasdale (collectively, the “Principals”). Each of the Principals disclaims beneficial ownership of the shares listed, except to the extent of each of their pecuniary interest therein. Such information is based upon a Schedule D/A filed December 14, 2016.

(2)

Includes the following shares that directors and executive officers have the right to acquire within 60 days after December 14, 2016 through the exercise of vested stock options: Christopher M. Jones, 3,575 shares; Marvin K. Kaiser, 1,390 shares; Tracy A. Stevenson, 313 shares; Patrick N. Burke 5,558 shares; and all current directors and executive officers as a group, 11,044 shares. Also includes the following shares that directors and executive officers have the right to acquire within 60 days after December 14, 2016 through the vesting of RSUs:  Christopher M. Jones, 2,170 shares; Jeffrey L. Vigil, 868 shares; and all current directors and executive officers as a group, 4,231 shares.  Except as otherwise noted, the directors and executive officers exercise sole voting and investment power over their shares shown in the table and none of the shares are subject to pledge.

HOUSEHOLDING OF PROXY MATERIALS

As permitted by the SEC, only one set of proxy materials may be delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple sets of proxy materials. We will promptly deliver, upon oral or written request, a separate set of proxy materials to any stockholder residing at an address to which only one set was mailed. Stockholders residing at the same address and currently receiving only one set of proxy materials may contact us to request multiple sets of future proxy materials. Stockholders residing at the same address and currently receiving multiple sets may contact us to request that only a single set of proxy materials be mailed in the future. Requests should be directed to our Investor Relations Department by phone at (929) 266-6315 or by mail to 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, Attention: Secretary.

DEADLINE FOR RECEIPT OF STOCKHOLDER
PROPOSALS FOR 2017 ANNUAL MEETING

In order to include a stockholder proposal in the Company’s proxy statement and form of proxy for the Annual Meeting to be held in 2017, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than January 16, 2017. Any stockholder proposal or director nomination submitted to us for consideration at next year’s Annual Meeting but which is not intended to be included in the related proxy statement and form of proxy, must be received between February 7, 2017 and March 9, 2017; otherwise, the proposal will be considered by us to be untimely and not properly brought before the meeting. Stockholders who wish to submit a proposal or a director nominee must meet the eligibility requirements of the SEC and comply with the requirements of our Bylaws and the SEC. In addition, pursuant to the rules and regulations of the SEC, the persons appointed as proxies for the annual meeting to be held in 2017 will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company has not received notice by April 1, 2017.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files at the SEC’s public reference room at 100 F Street, N.E., Washington, District of Columbia 20549. Please call the SEC at 1-800-SEC-0330 for more information on the public reference room. The Company’s SEC filings are also available to the public from commercial retrieval services and at the website maintained by the SEC at www.sec.gov. The reports and other information filed by the Company with the SEC are also available at the Company’s website. The address of the Company’s website is www.uraniumresources.com. Information contained on the Company’s website or that can be accessed through its website is not incorporated by reference into this proxy statement. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC, as well as copies of this proxy statement and accompanying proxy.

Any requests for copies of this proxy statement, form of proxy, information, reports or other filings with the SEC should be directed to Uranium Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, Attention: Secretary, telephone (303) 531-0470.

ALL STOCKHOLDERS ARE ENCOURAGED TO SIGN, DATE AND RETURN THEIR PROXY SUBMITTED WITH THIS PROXY STATEMENT AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF A STOCKHOLDER ATTENDS THE SPECIAL MEETING, HE OR SHE MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

John W. Lawrence, Secretary

Centennial, Colorado

                    , 2016

Appendix A

AMENDMENT TO

URANIUM RESOURCES, INC.

2013 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors of Uranium Resources, Inc., a Delaware corporation (the “Corporation”), and the Board of Directors’ Compensation Committee and the approval by the stockholders of the Corporation at the Corporation’s Special Meeting of Stockholders held on              , 2017, the 2013 Omnibus Incentive Plan (the “Plan”) of the Corporation is hereby amended as follows:

1.

Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan by 1,000,000 shares, as follows:

“4.1           Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) 1,083,333 shares of Stock plus (y) the number of shares of Stock available for awards under the Prior Plans as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.”

2.

Unless otherwise expressly provided for in this First Amendment to the Plan (the “First Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.

3.

Except as expressly set forth in this First Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.

4.

This First Amendment shall be effective as of [________].

A-1

Appendix B

URANIUM RESOURCES, INC.
2013 OMNIBUS INCENTIVE PLAN
AS AMENDED

Uranium Resources, Inc. (the “Company”) sets forth herein the terms of its 2013 Omnibus Incentive Plan (the “Plan”), as follows:

1.

PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel.  To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards.  Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan.  Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.

DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1

“Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.  For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2

“Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3

“Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4

“Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5

“Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6

“Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7

“Board” means the Board of Directors of the Company.

2.8

“Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate.  Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, par value $.001 per share, of the Company.

2.10

“Change in Control” means the occurrence of any of the following:

(a)

a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Existing Stockholders, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)

individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)

the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction; or

(d)

there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act).

2.11

“Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

2.12

“Committee” means the Compensation Committee of the Board.

2.13

“Company” means Uranium Resources, Inc.

2.14

“Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.15

“Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16

“Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.17

“Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.18

“Effective Date” means June 4, 2013, the date on which the Plan was approved by the Company’s stockholders.

2.19

“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.20

“Existing Stockholders” means Resource Capital Fund V L.P. and RMB Australia Holdings Limited.

2.21

“Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

(a)

If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).  If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)

If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22

“Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.23

“Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination

2.24

“Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.25

“Grantee” means a person who receives or holds an Award under the Plan.

2.26

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.27

“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28

“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.29

“Option Price” means the exercise price for each share of Stock subject to an Option.

2.30

“Other Agreement” shall have the meaning set forth in Section 15.

2.31

“Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.32

“Outside Director” means a member of the Board who is not an Employee.

2.33

“Parachute Payment” shall have the meaning set forth in Section 15(a).

2.34

“Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.35

“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.36

“Performance Measures” means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.37

“Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.38

“Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.39

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.40

“Plan” means this 2013 Omnibus Incentive Plan, as amended from time to time.

2.41

“Prior Plans” means the Company’s Amended and Restated 1995 Stock Incentive Plan, the 2004 Stock Incentive Plan, the Amended and Restated 2004 Directors’ Stock Option and Restricted Stock Plan, and the 2007 Restricted Stock Plan.

2.42

“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.43

“Restricted Period” shall have the meaning set forth in Section 10.2.

2.44

“Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.45

“SAR Price” shall have the meaning set forth in Section 9.1.

2.46

“Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.47

“Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate.  Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.  Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.  If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.48

“Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

2.49

“Stock” means the common stock, par value $0.001 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.50

“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.51

“Stock Exchange” means The NASDAQ Stock Exchange LLC or another established national or regional stock exchange on which the Company’s equity securities may be listed.

2.52

“Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting.  A Stock Unit may also be referred to as a restricted stock unit.

2.53

“Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity.  In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.54

“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.55

“Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.56

“Unrestricted Stock” shall have the meaning set forth in Section 11.

2.57

“Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

3.

ADMINISTRATION OF THE PLAN

3.1

Committee.

3.1.1

Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and

Applicable Laws.  Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement.  All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2

Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee.  Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3

Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

3.1.4

Delegation by Committee.

To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award.  Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter.  Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company.  At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee.  Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2

Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3

Terms of Awards.

3.3.1

Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)

designate Grantees;

(b)

determine the type or types of Awards to be made to a Grantee;

(c)

determine the number of shares of Stock to be subject to an Award;

(d)

establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)

prescribe the form of each Award Agreement evidencing an Award; and

(f)

subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2

Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement.  The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4

No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5

Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6

No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7

Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.

STOCK SUBJECT TO THE PLAN

4.1

Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) 1,083,333 shares of Stock plus (y) the number of shares of Stock available for awards under the Prior Plans as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

4.2

Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards.  The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3

Share Usage.

(a)

Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)

Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, that are subject to an Award shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share for every one (1) share of Stock subject to such Award.  The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof.  The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.  An Award that, by its terms, cannot be settled in shares of Stock shall not count against the share limit set forth in Section 4.1.

(c)

Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or the Prior Plans which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan.

(d)

The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an

Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.

EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1

Effective Date.

The Plan shall be effective as of the Effective Date.  Following the Effective Date, no awards shall be made under the Prior Plans.  Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, including performance-based awards, which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

5.2

Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3

Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made.  The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s stockholders.  No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.

AWARD ELIGIBILITY AND LIMITATIONS

6.1

Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2

Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)

the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is two hundred thousand (200,000) shares;

(b)

the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is two hundred thousand (200,000) shares; and

(c)

the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an

Award shall be four hundred thousand dollars ($400,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall also be four hundred thousand dollars ($400,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3

Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.

AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine.  Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.

TERMS AND CONDITIONS OF OPTIONS

8.1

Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2

Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3

Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4

Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5

Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6

Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee.  Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7

Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person.  Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8

Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9

Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10

Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof.  Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11

Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000).  Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12

Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1

Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee.  The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.  SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2

Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3

Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4

Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5

Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.

TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1

Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2

Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time during which such Restricted Stock or Stock Units are unvested (a “Restricted Period”) and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14.  Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3

Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock.  The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4

Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock.  The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock.  Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments.  All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5

Rights of Holders of Stock Units.

10.5.1

Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders).  The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock.  Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved.  Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid.  Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

10.5.2

Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6

Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7

Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units.  Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

10.8

Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.

TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1

Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan.  Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2

Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan.  Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals.  The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved.  Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.

FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1

General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2

Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3

Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4

Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.

TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1

Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date.  A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation).  Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2

Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

14.

TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1

Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2

Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3

Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

14.4

Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends.  Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5

Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6

Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1

Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals.  Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2

Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3

Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee.  The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards.  The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.  In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

14.6.4

Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a)

net earnings or net income;

(b)

operating earnings;

(c)

pretax earnings;

(d)

earnings per share;

(e)

share price, including growth measures and total stockholder return;

(f)

earnings before interest and taxes;

(g)

earnings before interest, taxes, depreciation and/or amortization;

(h)

earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

•

stock-based compensation expense;

•

income from discontinued operations;

•

gain on cancellation of debt;

•

debt extinguishment and related costs;

•

restructuring, separation and/or integration charges and costs;

•

reorganization and/or recapitalization charges and costs;

•

impairment charges;

•

gain or loss related to investments;

•

sales and use tax settlement; and

•

gain on non-monetary transactions.

(i)

sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j)

gross or operating margins;

(k)

return measures, including return on assets, capital, investment, equity, sales or revenue;

(l)

cash flow, including:

•

operating cash flow;

•

free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

•

levered free cash flow, defined as free cash flow less interest expense;

•

cash flow return on equity; and

•

cash flow return on investment;

(m)

productivity ratios;

(n)

expense targets;

(o)

market share;

(p)

financial ratios as provided in credit agreements of the Company and its subsidiaries;

(q)

working capital targets;

(r)

completion of acquisitions of businesses or companies;

(s)

completion of divestitures and asset sales;

(t)

customer satisfaction;

(u)

overhead costs;

(v)

burn rates;

(w)

resource and reserve identification and targeting;

(x)

attainment of measurable objectives with respect to compliant resource statements or technical reports;

(y)

safety and environmental performance;

(z)

completion of capital markets transactions as approved by the Board; or

(aa)

any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the

Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate.  In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee.  The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5

Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period:  (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6

Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7

Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7

Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m).  Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m).  If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.

PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)

to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b)

if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.

REQUIREMENTS OF LAW

16.1

General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award.  Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act.  Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws.  As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2

Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan.  In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.

EFFECT OF CHANGES IN CAPITALIZATION

17.1

Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee.  In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2

Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in

Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation.  Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation.  In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3

Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(c)

in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i)

fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)

the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(d)

For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved.  If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control.  For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved.  After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

(e)

Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate.  The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4

Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.  In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5

Adjustments

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4.  This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of

Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6

No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.

GENERAL PROVISIONS

18.1

Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein.  The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2

Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3

Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.  Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.  In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

18.4

Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5

Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including, without limitation.”

18.6

Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7

Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8

Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9

Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10

Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A.  To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.  The nature of any such amendment shall be determined by the Committee.

*    *    *

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

Uranium Resources, Inc. IMPORTANT SPECIAL MEETING INFORMATION

ELECTRONIC VOTING INSTRUCTIONS

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlines below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on            , 2017.

Vote by Internet

•

Go to www.investorvote.com/URRE

•

Or scan the QR code with your smartphone

•

Follow the steps outlined on the secure website

Vote by telephone

•

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as show in
this example. Please do not write outside the designated area: ☒

Special Meeting Proxy Card

A

Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain
1 Approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of common stock to Esousa Holdings LLC.	☐	☐	☐

2

Approve an amendment to the Uranium Resources, Inc. 2013 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by one million shares, and re-approve the material terms of the performance goals under such plan.

	☐	☐	☐
3 Transact such other business as may properly come before the Special Meeting of Stockholders.

B

Change of Address — Please print new address below.

C

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Uranium Resources, Inc.

Notice of Special Meeting of Stockholders

6950 S. Potomac Street, Suite 300

Centennial, Colorado 80112

Proxy Solicited by Board of Directors for Special Meeting —               , 2017

Christopher M. Jones and Marvin K. Kaiser, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Uranium Resources, Inc. to be held on            , 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder when properly executed. If no such directions are indicated, shares represented by this proxy will be voted FOR Proposals 1 and 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)